                                                                       CONFORMED
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549

                                   FORM 8-K/A
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report April 20, 1998                      Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
                   (FORMERLY KNOWN AS EV INTERNATIONAL, INC.)
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                        38-1853300
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

             9600 ALDRICH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55420
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (612) 884-4051

                                 -------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                           YES   X     NO
                                                                ---        ---

            110 COMMON SHARES WERE OUTSTANDING AS OF FEBRUARY 2, 1998

                        THIS DOCUMENT CONTAINS 14 PAGES.

================================================================================

ITEM 1.         CHANGES IN CONTROL OF REGISTRANT.

                See Item 2 below.

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                EV International, Inc. ("EVI" or the "Company") entered into an Exchange Agreement and Plan of Merger, dated as of January 30, 1998 (the "Exchange Agreement"), among Greenwich I LLC, a Delaware limited liability company ("G-I"), Greenwich II LLC, a Delaware limited liability company ("G-II"), EVI Audio Holdings, Inc., a Delaware corporation ("EVI Holdings"), Telex Communications Group, Inc., a Delaware corporation ("TCG"), and Telex Communications, Inc., a Delaware corporation ("Telex"). All of the parties to the Exchange Agreement are affiliates of Greenwich Street Capital Partners, L.P. ("GSCP"). Pursuant to the Exchange Agreement (i) G-I contributed and exchanged 85,000 shares of EVI Holdings' common stock, par value $.001 per share and 13,000 shares of EVI Holdings' Class A Pay-In-Kind Preferred Stock, par value $.01 per share, for 1,397,400 shares of TCG common stock, par value $.0005 per share (the "Common Stock") and 13,000 shares of TCG Series A Pay-In-Kind Preferred Stock, par value $.01 per share (the "Preferred Stock"), respectively,
                (ii) EVI Holdings was merged with and into TCG (the "Merger"), with TCG as the surviving corporation, (iii) effective as of February 2, 1998, Telex was merged with and into the Company (the "Subsequent Merger") with the Company as the surviving corporation, a wholly-owned subsidiary of TCG, and (iv) the Company changed its name to "Telex Communications, Inc.", in each case on the terms and conditions described in the Exchange Agreement. The Company accounted for the Subsequent Merger as a combination of entities under common control. Therefore, the Company's financial statements reflect the results of EVI and Telex for all periods presented.

                In connection with the Subsequent Merger, approximately $12.7 million outstanding under EVI's Senior Credit Facility was paid in full and EVI's Senior Credit Facility was terminated. Such indebtedness and other amounts outstanding were repaid with existing cash at closing from the Company of approximately $3.8 million and replaced with borrowings under the Company's revolving credit facility (formerly Telex's Senior Credit Facility) of approximately $8.9 million.

ITEM 3.         BANKRUPTCY OR RECEIVERSHIP.

                Not applicable.

ITEM 4.         CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

                Not applicable.

ITEM 5.         OTHER EVENTS.

                Not applicable.

ITEM 6.         RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                Not applicable.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (a)  Financial Statements.                                           Page No.

                    Audited Financial Statements for Telex as of March 31, 1997
                    and for the year then ended are incorporated by reference
                    from Telex Communications, Inc.'s Registration Statement on
                    Form S-4 (333-30679).                                               *

                    Audited Financial Statements for EVI as of February 28, 1997
                    and for the year then ended are incorporated by reference
                    from the Registrant's Registration Statement on Form S-4
                    (333-27341).                                                        *

                    Unaudited Financial Statements for Telex as of December 31,
                    1997 and for the nine months then ended are incorporated by reference from the Telex Communications, Inc.'s Form 10-Q
                    (333-30679).                                                        *

                    Unaudited Financial Statements for EVI as of November 30,
                    1997 and for the nine months then ended are incorporated by
                    reference from the Registrant's Form 10-Q (333-27341).              *


                (b)  Pro Forma Financial Statements.

                    Unaudited Pro Forma Condensed Statement of Operations for
                         the year ended February 28, 1997 for EVI and March 31,
                         1997 for Telex, respectively.                                  5

                    Unaudited Pro Forma Condensed Statement of Operations for
                         the nine months ended November 30, 1997 for EVI and
                         December 31, 1997 for Telex, respectively.                     8

                    Unaudited Pro Forma Condensed Balance Sheet as of November
                         30, 1997 for EVI and December 31, 1997 for Telex,
                         respectively.                                                  9

                    Notes to Unaudited Pro Forma Condensed Financial Statements         10

                *   Not applicable.

                UNAUDITED PRO FORMA CONDENSED FINANCIAL STATMENTS

The following unaudited pro forma condensed financial information (a) for the fiscal year ended February 28, 1997 and the nine months ended November 30, 1997 in the case of EVI and (b) for the fiscal year ended March 31, 1997 and the nine months ended December 31, 1997 in the case of Telex, gives effect to the Subsequent Merger as if it had occurred (i) as of the beginning of each period presented for the unaudited pro forma condensed statements of operations and
(ii) as of the end of the most recent period presented for purposes of the unaudited pro forma condensed balance sheet. The Subsequent Merger has been accounted for as a combination of entities under common control. The unaudited pro forma condensed financial information should be read in conjunction with the more detailed information, risk factors and financial statements, including the related notes, included in the previous Form S-4 registration statements and reports filed with the Securities and Exchange Commission ("SEC") by EVI and Telex. Unless otherwise indicated herein or the context requires, capitalized terms are defined in this report or elsewhere in the previous registration statements and reports filed with the SEC by EVI and Telex.

The Unaudited Pro Forma Condensed Financial Statements do not purport to present the actual financial position or results of operations of Telex Communications, Inc. had the Subsequent Merger and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The following Unaudited Pro Forma Condensed Statement of Operations do not reflect cost savings that may result from the Subsequent Merger. The Unaudited Pro Forma Condensed Financial Statements are based on certain assumptions and adjustments described in the Notes to the Unaudited Pro Forma Condensed Financial Statements and should be read in conjunction therewith and with the Consolidated Financial Statements of Telex and EVI and the related notes thereto incorporated herein by reference.

                           TELEX COMMUNICATIONS, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                        EVI
                                           -----------------------------------------------------------------------------------------
                                               PREDECESSOR BASIS              NEW BASIS                              PRO FORMA
                                               MARCH 1, 1996 TO          FEBRUARY 11, 1997 TO      PRO FORMA         YEAR ENDED
                                             FEBRUARY 10, 1997 (A)      FEBRUARY 28, 1997 (A)     ADJUSTMENTS    FEBRUARY 28, 1997
                                             ---------------------      ---------------------     -----------    -------------------
Net sales                                           $ 177,130                $  14,916             $       -        $ 192,046
Cost of sales                                         122,755                   10,081                     -          132,836
                                                    ---------                ---------             ---------        ---------
                                                       54,375                    4,835                     -           59,210
                                                    ---------                ---------             ---------        ---------
Operating expenses:
     Selling, general and administrative               31,875                      785                     -           32,660
     Engineering and development                        6,890                    1,614                     -            8,504
     Corporate charges                                      -                       37                   713 (b)          750
     Amortization of intangibles                        1,064                       54                   490 (c)        1,608
                                                    ---------                ---------             ---------        ---------
                                                       39,829                    2,490                 1,203           43,522
                                                    ---------                ---------             ---------        ---------

Operating income (loss)                                14,546                    2,345                (1,203)          15,688
Other income (expense):
     Interest                                               -                     (843)              (12,413)(d)      (13,256)
     Other, net                                             -                      (10)                    -              (10)
                                                    ---------                ---------             ---------        ---------
Income (loss) before income taxes                      14,546                    1,492               (13,616)           2,422
Provision (benefit) for income taxes                    6,200                      651                (5,814)(e)        1,037
                                                    ---------                ---------             ---------        ---------

Net income (loss)                                   $   8,346                $     841             $  (7,802)       $   1,385
                                                    =========                =========             =========        =========

  See accompanying notes to Unaudited Pro Forma Condensed Financial Statements.

                           TELEX COMMUNICATIONS, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                            TELEX
                                                ---------------------------------------------------------------------
                                                        HISTORICAL                                      PRO FORMA
                                                        YEAR ENDED                 PRO FORMA           YEAR ENDED
                                                      MARCH 31, 1997              ADJUSTMENTS        MARCH 31, 1997
                                                ---------------------------      --------------     -----------------
Net sales                                                $ 170,881                    $       -          $ 170,881
Cost of sales                                               99,624                            -             99,624
                                                         ---------                    ---------          ---------
                                                            71,257                            -             71,257
                                                         ---------                    ---------          ---------
Operating expenses:
     Selling, general and administrative                    27,545                        5,726 (g)         33,271
     Engineering and development                             7,645                            -              7,645
     Corporate charges                                           -                        1,715 (g)          1,715
     Amortization of intangibles                             1,648                            -              1,648
                                                         ---------                    ---------          ---------
                                                            36,838                        7,441             44,279
                                                         ---------                    ---------          ---------

Operating income (loss)                                     34,419                       (7,441)            26,978
Other income (expense):
     Interest                                              (12,513)                     (12,475)(h)        (24,988)
     Other, net                                              1,671                       (1,435)(i)            236
                                                         ---------                    ---------          ---------
Income (loss) before income taxes                           23,577                      (21,351)             2,226
Provision (benefit) for income taxes                         9,252                       (8,370)(j)            882
                                                         ---------                    ---------          ---------

Net income (loss)                                        $  14,325                    $ (12,981)         $   1,344
                                                         =========                    =========          =========

  See accompanying notes to Unaudited Pro Forma Condensed Financial Statements.

                           TELEX COMMUNICATIONS, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                    EVI                  TELEX       SUBSEQUENT
                                                  PRO FORMA            PRO FORMA       MERGER       PRO FORMA
                                                  YEAR ENDED           YEAR ENDED     PRO FORMA         AS
                                              FEBRUARY 28, 1997(A)   MARCH 31, 1997  ADJUSTMENTS     ADJUSTED
                                              -------------------    --------------  -----------    ---------
Net sales                                            $ 192,046       $ 170,881      $        -      $ 362,927
Cost of sales                                          132,836          99,624               -        232,460
                                                     ---------       ---------      ----------      ---------
                                                        59,210          71,257               -        130,467
                                                     ---------       ---------      ----------      ---------
Operating expenses:
     Selling, general and administrative                32,660          33,271               -         65,931
     Engineering and development                         8,504           7,645               -         16,149
     Corporate charges                                     750           1,715            (750)(o)      1,715
     Amortization of intangibles                         1,608           1,648               -          3,256
                                                     ---------       ---------      ----------      ---------
                                                        43,522          44,279           (750)         87,051
                                                     ---------       ---------      ----------      ---------

Operating income                                        15,688          26,978             750         43,416
Other income (expense):
     Interest                                          (13,256)        (24,988)          1,250 (k)    (36,994)
     Other, net                                            (10)            236               -            226
                                                     ---------       ---------      ----------      ---------
Income before income taxes                               2,422           2,226           2,000          6,648
Provision for income taxes                               1,037             882             818 (l)      2,737
                                                     ---------       ---------      ----------      ---------

Net income                                           $   1,385       $   1,344      $     1182      $   3,911
                                                     =========       =========      ==========      =========

  See accompanying notes to Unaudited Pro Forma Condensed Financial Statements.

                           TELEX COMMUNICATIONS, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       TELEX
                                                      EVI             ----------------------------------------
                                                   HISTORICAL                HISTORICAL
                                               NINE MONTHS ENDED         NINE MONTHS ENDED         PRO FORMA
                                             NOVEMBER 30, 1997 (A)    DECEMBER 31, 1997 (G)       ADJUSTMENTS
                                            ------------------------- -------------------------  -------------
Net sales                                   $       136,810           $       125,390            $    -
Cost of sales                                        96,991                    71,886                 -
                                            ---------------           ---------------            -------
                                                     39,819                    53,504                 -
                                            ---------------           ---------------            -------
Operating expenses:
     Selling, general and administrative             23,132                    34,378             (7,410) (f)
     Engineering and development                      6,716                     6,706                  -
     Corporate charges                                  563                     1,122                164  (g)
     Amortization of intangibles                      1,206                     1,356                 -
                                            ---------------           ---------------            -------
                                                     31,617                    43,562             (7,246)
                                            ---------------           ---------------            -------

Operating income                                      8,202                     9,942              7,246
Other income (expense):
     Interest                                       (15,898)                  (19,328)               819  (h)
     Recapitalization                                     -                    (6,710)             6,710  (m)
     Other, net                                        (698)                      297               (164) (i)
                                            ---------------           ---------------            -------
Income (loss) before income taxes
     and extraordinary loss                          (8,394)                  (15,799)            14,611
Provision (benefit) for income taxes                 (2,675)                   (3,634)             2,880  (j)
                                            ---------------           ---------------            -------
Income (loss) before extraordinary loss              (5,719)                  (12,165)            11,731
Extraordinary loss on early retirement
     of debt, net of income taxes                        -                    (10,553)            10,553  (f)
                                            ---------------           ---------------            -------

Net income (loss)                           $        (5,719)                $ (22,718)           $22,284
                                            ===============           ===============            =======

                                                  TELEX
                                            -----------------           SUBSEQUENT
                                               PRO FORMA                  MERGER                PRO FORMA
                                            NINE MONTHS ENDED            PRO FORMA                 AS
                                            DECEMBER 31, 1997           ADJUSTMENTS             ADJUSTED
                                            -----------------         ---------------        --------------
Net sales                                   $       125,390           $           -          $      262,200
Cost of sales                                        71,886                       -                 168,877
                                            ---------------           ---------------        --------------
                                                     53,504                       -                  93,323
                                            ---------------           ---------------        --------------
Operating expenses:
     Selling, general and administrative             26,968  (n)                  -                  50,100
     Engineering and development                      6,706                       -                  13,422
     Corporate charges                                1,286                      (563) (o)            1,286
     Amortization of intangibles                      1,356                       -                   2,562
                                            ---------------           ---------------        --------------
                                                     36,316                      (563)               67,370
                                            ---------------           ---------------        --------------

Operating income                                     17,188                       563                25,953
Other income (expense):
     Interest                                       (18,509)                    6,577  (k)          (27,830)
     Recapitalization                                   -                         -                     -
     Other, net                                         133                      (239) (p)             (804)
                                            ---------------           ---------------        --------------
Income (loss) before income taxes
     and extraordinary loss                          (1,188)                    6,901                (2,681)
Provision (benefit) for income taxes                   (754)                    2,678  (l)             (751)
                                            ---------------           ---------------        --------------
Income (loss) before extraordinary loss                (434)                    4,223                (1,930)
Extraordinary loss on early retirement
     of debt, net of income taxes                        -                        -                     -
                                            ---------------           ---------------        --------------

Net income (loss)                           $          (434)          $         4,223        $       (1,930)
                                            ===============           ===============        ==============

See accompanying notes to Unaudited Pro Forma Condensed Financial Statements.

                         TELEX COMMUNICATIONS, INC.
                      PRO FORMA CONDENSED BALANCE SHEET
                               (IN THOUSANDS)
                                 (UNAUDITED)

                                                                                           SUBSEQUENT
                                                 EVI                     TELEX               MERGER         PRO FORMA
                                              HISTORICAL               HISTORICAL          PRO FORMA           AS
                                          NOVEMBER 30, 1997 (A)      DECEMBER 31, 1997     ADJUSTMENTS       ADJUSTED
                                        --------------------------   -------------------  ----------------- ------------
                                                           ASSETS

Current assets:
   Cash and cash equivalents                     $  8,865                $     308           $ (9,173) (q)    $      -
   Accounts receivable, net                        37,514                   25,655                  -           63,169
   Inventories                                     51,917                   28,844                  -           80,761
   Other                                            7,665                   13,523                  -           21,188
                                                 --------                ---------           --------         --------
     Total current assets                         105,961                   68,330             (9,173)         165,118

Property and equipment, net                        30,734                   21,516                  -           52,250
Deferred financing costs, net                       5,037                    9,745               (593) (r)      14,189
Deferred income taxes                                   -                   14,954                  -           14,954
Intangibles, net                                   60,922                   19,043                  -           79,965
                                                 --------                ---------           --------         --------
                                                 $202,654                $ 133,588           $ (9,766)        $326,476
                                                 ========                =========           ========         ========

                                       LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                              $ 16,016                $   9,589           $      -         $ 25,605
   Revolving line of credit                             -                    3,296              5,550  (q)       8,846
   Other accrued liabilities                       17,743                   14,888               (926) (r)      31,705
   Current portion of long-term debt                1,083                    8,000             (1,083) (q)       8,000
                                                 --------                ---------           --------         --------
     Total current liabilities                     34,842                   35,773              3,541           74,156

Long-term debt                                    111,917                  232,000            (11,917) (q)     332,000
Other long-term liabilities                         7,305                    5,930                  -           13,235
                                                 --------                ---------           --------         --------
                                                  154,064                  273,703             (8,376)         419,391
                                                 --------                ---------           --------         --------
Shareholder's equity (deficit):
   Common stock and capital in excess of par       57,600                    3,781                  -           61,381
   Cumulative translation adjustment               (4,133)                     (53)                 -           (4,186)
   Accumulated deficit                             (4,877)                (143,843)            (1,390) (r)    (150,110)
                                                 --------                ---------           --------         --------
     Total shareholder's equity (deficit)          48,590                 (140,115)            (1,390)         (92,915)
                                                 --------                ---------           --------         --------
                                                 $202,654                $ 133,588           $ (9,766)        $326,476
                                                 ========                =========           ========         ========

See accompanying notes to Unaudited Pro Forma Condensed Financial Statements.

                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


(a) The financial statements for EVI, included in these Pro Forma Condensed Financial Statements, contain certain reclassifications necessary to be consistent with those classifications used in the Telex financial statements. These reclassifications had no effect on net income (loss) or shareholder's equity, as previously reported.

(b)      Reflects annual management fee charged to EVI by GSCP of $750.

(c) Reflects additional amortization of intangibles incurred by EVI as a result of the allocation of the excess of the purchase price over identified tangible and intangible net assets acquired, which is being amortized over 40 years.

(d) Reflects incremental interest expense associated with the EVI Term Loan Facility and Notes and related fees and amortization of deferred financing costs:

                                                                               Year Ended
                                                                               February 28,
                                                                                  1997
                                                                                 -------
        Incremental interest on the EVI Term Loan Facility at a
             variable rate of 8.17% at an assumed balance of $18.0 million       $   870
        Interest on the EVI Notes at a rate of 11%                                11,000
        Incremental Bank agency and commitment fees                                  167
        Incremental Amortization of deferred financing costs                         376
                                                                                 -------
             Incremental interest expense                                        $12,413
                                                                                 =======

         A 1/2% change in the variable interest rate under the EVI Term Loan Facility would change pro forma interest expense by $90 per annum.

(e) Reflects the pro forma provision for income taxes associated with pro forma adjustments at an assumed rate of 42.7%.

(f) Non-recurring transaction related costs included in the nine months ended December 31, 1997 for Telex include the extraordinary loss related to the early retirement of debt of $10,553, net of tax, the recapitalization expense of $6,710, and the non-cash compensation charge of $7,410 associated with the change in terms of rolled over options. Such amounts have been recorded in the historical statement of operations for the nine months ended December 31, 1997, and as a result, are eliminated in the pro forma adjustments for that period.

(g) Reflects management fees charged to Telex by GSCP, management bonuses under the new incentive program and non-cash charges under the new option plan, in each case adopted by Telex on May 6, 1997.

                                                                                                  Nine Months
                                                                                  Year Ended         Ended
                                                                                  March 31,      December 31,
                                                                                     1997            1997
                                                                                 ------------    ------------
        Management fee                                                           $      1,715    $        164
                                                                                 ============    ============

        Management incentive program                                                      285             -     *
        Non-cash compensation under new option program                                  3,151             -     *
        Cash compensation bonus program                                                 2,290             -     *
                                                                                 ------------    ------------
             Additional selling, general and administrative expense              $      5,726    $        -
                                                                                 ============    ============

         * The management incentive, new option and cash compensation expenses have been reflected in the historical statement of operations for the nine months ended December 31, 1997.

(h) Reflects net pro forma interest expense adjustments associated with the following debt instruments:

                                                                                                     Nine Months
                                                                                  Year Ended            Ended
                                                                                  March 31,          December 31,
                                                                                     1997               1997
                                                                               -------------       --------------
        Elimination of interest on the old notes                               $     (11,967)      $       (1,200)
        Elimination of amortization of deferred financing costs
          related to the old  notes                                                     (359)                 (28)
        Elimination of the write-off of deferred financing costs
          related to the bridge loan commitment                                          -                 (1,674)
        Interest expense with respect to the Telex Senior
          Credit Facility and the new notes at a weighted
          average interest rate of 9.49% and 9.52%, respectively                      23,433                1,968
        Amortization of deferred financing costs related to
          the Telex Senior Credit Facility and the new Telex Notes                     1,368                  115
                                                                               -------------       --------------
          Total pro forma interest expense adjustment                          $      12,475       $         (819)
                                                                               =============       ==============

         A 1/2% change in the variable interest rate on the Telex Senior Credit Facility would change pro forma interest expense by $609 per annum.

(i) Reflects the historical interest income that would not have been earned had cash been used to finance the recapitalization.

(j) Reflects the pro forma income tax provision (benefit) associated with the pro forma adjustments at an assumed rate of 39.2% for the year ended March 31, 1997 and 19.7% for the nine months ended December 31, 1997. No tax benefit for book purposes has been provided for the tax compensation expense resulting from the exercise of management options as the tax benefit is recorded directly to shareholder's equity.

(k) Reflects the reduction in interest expense associated with the Subsequent Merger.

                                                                            Fiscal      Nine Months
                                                                          Year Ended       Ended
                                                                            1997           1997
                                                                        ------------    -----------
        Elimination of the interest expense associated
        with the EVI Senior Credit Facility                                $  1,471         $   948

        Incremental interest expense under the Telex Senior
             Credit Facility                                                   (455)           (341)


        Elimination of amortization and write off of
             deferred financing costs                                           234           5,970
                                                                           --------        --------
             Reduction in interest expense                                 $  1,250        $  6,577
                                                                           ========        ========

         The Telex Senior Credit Facility has a variable rate of interest (8.19% as of the Subsequent Merger). A change of 1/2% in the interest rate of the incremental borrowings under the Telex Senior Credit Facility would change pro forma interest expense by $28 per annum.

(l) Reflects the pro forma income tax effect associated with the pro forma adjustments for the Subsequent Merger:

                                                                             Fiscal          Nine
                                                                           Year Ended    Months Ended
                                                                             1997           1997
                                                                         ------------  --------------
        Net reduction in expense                                             $1,591          $6,750
        Historical income tax rate                                             40.9%           38.8%
                                                                          ---------        --------

        Increase in provision for income taxes                               $  651          $2,619
                                                                          =========        ========

(m)      Reflects the expense associated with the Recapitalization.

(n) Selling, general and administrative expenses for the nine months ended December 31, 1997 for Telex include non-cash compensation charges of $3,151 for option grants and special cash compensation charges of $1,717. Excluding these charges, operating income for Telex for the nine months ended December 31, 1997, would have been $22,056.

(o) Reflects the elimination of the management fee charged to EVI by GSCP as a result of the Subsequent Merger.

(p) Reflects the historical interest income that would not have been earned by EVI had its cash been used to finance the Subsequent Merger.

(q) Reflects pro forma adjustments for the source and uses of cash associated with the Subsequent Merger:

        Source of cash:
             Incremental borrowings on the Telex Senior Credit Facility                                   $  5,550

        Uses of cash:
             Elimination of the EVI Senior Credit Facility                                                 (13,000)
             Fees and expenses                                                                              (1,723)
                                                                                                          --------
             Cash used in Subsequent Merger                                                               $ (9,173)
                                                                                                          ========

         The above reflects pro forma adjustments using balances as of the end of the third quarter. When the Subsequent Merger closed on February 2, 1998 the Company actually incurred incremental borrowing of $8.9 million, excluding fees and expenses.


(r) Reflects pro forma adjustments for the net charge to accumulated deficit:

        Fees and expenses associated with the Subsequent Merger                                           $  1,723
        Write-off of deferred financing costs                                                                  593
                                                                                                          --------
                                                                                                             2,316
        Income tax benefit                                                                                    (926)
                                                                                                          --------
             Net charge to accumulated deficit                                                            $  1,390
                                                                                                          ========


ITEM 8.         CHANGE IN FISCAL YEAR.

                The Company has determined to change its fiscal year, effective as of March 31, 1998, from February 28 to March 31, the same as was used by Telex prior to the Subsequent Merger. A Transition Report will be filed, as a result of the change in fiscal year, on Form 10-K.


ITEM 9.         SALES OF EQUITY SECURITIES.

                Not Applicable.

             SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.





                                      TELEX COMMUNICATIONS, INC.



Dated: April 20, 1998                 By: /s/ John L. Hale
       --------------                    ----------------------------------
                                      John L. Hale
                                      Chairman of the Board,
                                      (President and Chief Executive Officer)




                                      TELEX COMMUNICATIONS, INC.



Dated: April 20, 1998                 By: /s/ John T. Hislop
       --------------                    ----------------------------------
                                      John T. Hislop
                                      Vice President, Chief Financial Officer,
                                      Treasurer and Assistant Secretary
                                      (Principal Financial & Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number
-------
23.1   Consent of Ernst & Young LLP, Independent Auditors
23.2   Consent of Arthur Andersen LLP, Independent Public Accountants